UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                      December 3, 2003 (November 18, 2003)

                        RETURN ON INVESTMENT CORPORATION
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               (Exact name of registrant as specified in charter)

     DELAWARE                      033-36198            22-3038309
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     (State or other               (Commission          (IRS Employer
     jurisdiction of               File Number)         Identification No.)
     incorporation)


1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                   30144
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       (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (770) 517-4750


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          (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On November 18, 2003, Return On Investment Corporation, a Delaware corporation ("ROI"), and BBN Acquisition, Inc., a North Carolina corporation ("Blue Bolt"), consummated a merger (the "Merger") whereby Blue Bolt was merged with and into Tectonic Solutions, Inc., a Georgia corporation and a wholly-owned subsidiary of ROI ("Tectonic"), pursuant to an Agreement and Plan of Merger dated as of October 29, 2003. Tectonic has survived the Merger as a wholly-owned subsidiary of ROI.

In connection with the Merger, ROI issued approximately 750,000 shares of ROI common stock for all of the issued and outstanding shares of Blue Bolt common stock. The shares issued to the former Blue Bolt shareholders have not been registered under the Securities Act of 1933, as amended.

Arol Wolford, the Registrant's President and CEO, held approximately 41.6% of the outstanding shares of Blue Bolt common stock and received 311,671 shares of ROI common stock as a result of the Merger. Mr. Wolford's daughter served on the Board of Directors of Blue Bolt.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements.

The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K, if any such information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

(b)  Pro Forma Financial Information.

The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K, if any such pro forma financial information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

(c)  Exhibits.

EXHIBIT NO.    DESCRIPTION
-----------    -----------

2.1 Agreement and Plan of Merger, dated as of October 29, 2003, by and among Return On Investment Corporation, Tectonic Solutions, Inc., BBN Acquisition, Inc., and certain shareholders of BBN Acquisition, Inc. (incorporated by reference to Exhibit 2.1 filed with ROI's Form 10-QSB filed on November 13, 2003).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Return On Investment Corporation

                                        /s/ Arol Wolford
                                        -------------------------------------
                                        Arol Wolford
                                        President and Chief Executive Officer
Dated: December 3, 2003